UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2004

I-FLOW CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18338	33-0121984
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20202 Windrow Drive
Lake Forest, CA 92630
(Address of Principal Executive Offices, including Zip Code)

(949) 206-2700
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     In a press release on February 24, 2004, I-Flow Corporation (the “Company”) announced and commented on its financial results for its fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release is being furnished to the Securities and Exchange Commission under Item 12. Results of Operations and Financial Condition.

     The information in this Form 8-K and the exhibit attached hereto and incorporated herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2004
I-FLOW CORPORATION

	By:	/s/ Donald M. Earhart

Donald M. Earhart
President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release (furnished pursuant to Item 12 of Form 8-K)